Exhibit 10.86D

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 9, 2012 (this “Amendment”), among SBA SENIOR FINANCE II LLC (the “Borrower”), the EXTENDING REVOLVING LENDERS (as defined below) and TORONTO DOMINION (TEXAS) LLC, as administrative agent (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties thereto (collectively, the “Lenders”) and the Administrative Agent.

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein.

WHEREAS, each financial institution identified on the signature pages hereto as an “Extending Revolving Lender” (each, an “Extending Revolving Lender”) is a Revolving Credit Lender and, as such, has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to extend the termination date applicable to its Revolving Credit Commitment.

WHEREAS, the Extending Revolving Lenders constitute all of the Revolving Credit Lenders under the Credit Agreement.

The parties hereto therefore agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement, as amended hereby.

SECTION 2. Amendment to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as of the Effective Date as follows:

(a) by adding the following definitions in appropriate alphabetical order:

“First Amendment”: the First Amendment, dated the First Amendment Effective Date, among the Borrower, the Extending Revolving Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date”: May 9, 2012.

(b) by amending the definition of “Revolving Credit Termination Date” by deleting “June 30, 2016” therein and replacing it with “May 9, 2017”.

(c) by amending the definition of “Loan Documents” by inserting “, the First Amendment” immediately after the words “this Agreement” in the definition thereof.

SECTION 3. Waiver. Each Extending Revolving Lender hereby acknowledges that the Borrower also intends, on the date hereof, to enter into a Second Amendment to the Credit Agreement, pursuant to which the Incremental Tranche A Term Lenders party thereto will provide Incremental Tranche A Term Loans to the Borrower (as such terms will be defined in the Second Amendment). Each Extending Revolving Lender hereby irrevocably waives the application of Section 2.20(b)(ii)(B) of the Credit Agreement solely with respect to the Incremental Tranche A Term Loans, the stated maturity date of which will be May 9, 2017.

SECTION 4 Representations and Warranties; No Default. The Borrower hereby certifies that, immediately before and after giving effect to this Amendment, (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if qualified by materiality) on and as of such date as if made on and as of such date (except for such representations and warranties expressly stated to be made as of a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent (such date, the “Effective Date”):

(a) receipt by the Administrative Agent of executed signature pages to this Amendment from the Borrower and each Extending Revolving Lender;

(b) receipt by the Administrative Agent of an Assumption Agreement to the Guarantee and Collateral Agreement executed by SBA Towers III LLC, a Florida limited liability company;

(c) receipt by the Administrative Agent of an instrument of acknowledgment and confirmation, substantially in the form attached hereto as Exhibit A, executed by each Loan Party with respect to the guarantees and security interests created under the Security Documents and the effectiveness and enforceability thereof for the benefit of the Revolving Credit Commitments, as extended pursuant hereto;

(d) (i) the accuracy in all material respects (and in all respects if qualified by materiality) of the representations and warranties in the Credit Agreement and (ii) there being no Default or Event of Default in existence at the time of, or after giving effect to, this Amendment; and

(e) the payment of all fees and expenses due to the Administrative Agent and the Lenders.

SECTION 6. Acknowledgment of Extending Revolving Lenders. Each Extending Revolving Lender expressly acknowledges that neither the Administrative Agent nor any of its affiliates and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each an “Agent”) have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of any Loan Party or any affiliate of any Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Extending Revolving Lender. Each Extending Revolving Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to extend the termination date applicable to its Revolving Credit Commitment and enter into this Amendment. Each Extending Revolving Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and

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other condition and creditworthiness of the Loan Parties and their affiliates. Each Extending Revolving Lender hereby confirms that it has received a copy of the Credit Agreement, each other Loan Document and such other documents and information as it deems appropriate to make its decision to enter into this Amendment.

SECTION 7. Effect on the Loan Documents; Miscellaneous. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. Provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein.

SECTION 8. Expenses. The Borrower shall pay and reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent in each applicable jurisdiction.

SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

SBA SENIOR FINANCE II LLC

By:	/s/ Thomas P. Hunt
Name: Thomas P. Hunt
Title: Senior Vice President & General Counsel

[Signature Page to First Amendment to SBA Senior Finance II A&R CRA]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By:	/s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

[Signature Page to First Amendment to SBA Senior Finance II A&R CRA]

TORONTO DOMINION (NEW YORK) LLC, as an Extending Revolving Lender

By:	/s/ Bebi Yasin
Name: Bebi Yasin
Title: Authorized Signatory

WELLS FARGO BANK, N.A., as an Extending Revolving Lender

By:	/s/ Jesse Mason
Name: Jesse Mason Title: Vice President

Deutsche Bank Trust Company Americans,, as an Extending Revolving Lender

By:	/s/ Anca Trifan
Name: Anca Trifan Title: Managing Director

Deutsche Bank Trust Company Americans, as an Extending Revolving Lender

By:	/s/ Courtney E. Meehan
Name: Courtney E. Meehan Title: Vice President

Citibank, N.A., as an Extending Revolving Lender

By:	/s/ Keith Lukasavich
Name: Keith Lukasavich Title: Vice President

The Royal Bank of Scotland plc, as an Extending Revolving Lender

By:	/s/ Alex Daw
Name: Alex Daw Title: Authorized Signatory

Barclays Bank PLC, as an Extending Revolving Lender

By:	/s/ Noam Azachi
Name: Noam Azachi Title: Assistant Vice President

JPMorgan Chase Bank, N.A., as an Extending Revolving Lender

By:	/s/ Peter B. Thauer
Name: Peter B. Thauer Title: Executive Director

[Signature Page to First Amendment to SBA Senior Finance II A&R CRA]

Exhibit A

EXECUTION VERSION

ACKNOWLEDGMENT AND CONFIRMATION

Dated as of May 9, 2012

1.      Reference is made to (i) the First Amendment, dated as of May 9, 2012 (the “First Amendment”), to the Amended and Restated Credit Agreement, dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SBA SENIOR FINANCE II LLC, a Florida limited liability company, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), TORONTO DOMINION (TEXAS) LLC, as administrative agent, and the other agents named therein, (ii) the Second Amendment, dated as of May 9, 2012 (the “Second Amendment” and, together with the First Amendment, the “Amendments”), to the Credit Agreement and (iii) the Revolving Credit Commitment Increase Supplements, each dated as of May 9, 2012 (the “Commitment Increase Supplements”), to the Credit Agreement. Capitalized terms used but not defined in this Agreement (this “Agreement”) shall have the meanings assigned to such terms in the Credit Agreement.

2.      The Credit Agreement is being amended pursuant to the First Amendment to, among other things, extend the termination date applicable to each Revolving Credit Lender’s Revolving Credit Commitment. The Credit Agreement is being further amended pursuant to the Second Amendment to, among other things, provide for an additional $200,000,000 aggregate principal amount of Term Loans. It is a condition to the effectiveness of the Amendments and Commitment Increase Supplements that the Borrower and the other Loan Parties shall have executed this Agreement with respect to the guarantees and security interests created under the Security Documents and the effectiveness and enforceability thereof for the benefit of the Revolving Credit Commitments (including the Increased Revolving Credit Commitments (as defined in the Commitment Increase Supplements)), as extended by the First Amendment, and the Incremental Tranche A Term Loans. Accordingly, each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party, that, as of the date hereof:

(a)      all of its obligations (including any guarantee obligations) under each such Loan Document to the extent existing prior to the date hereof shall remain in full force and effect on a continuous basis after giving effect to the Amendments and Commitment Increase Supplements and this Agreement, and such obligations shall extend to and cover the Revolving Credit Commitments (including the Increased Revolving Credit Commitments (as defined in the Commitment Increase Supplements)), as extended by the First Amendment, and the Incremental Tranche A Term Loans, in each case in accordance with the terms of each such Loan Document; and

(b)      all of the Liens and security interests created and arising under each such Loan Document to the extent existing prior to the date hereof remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest as contemplated by Section 4.3 of the Guarantee and Collateral Agreement continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Amendments and Commitment Increase Supplements and this Agreement, as collateral security for its obligations under the Loan Documents, in each case in accordance with the terms of each such Loan Document.

3. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.      This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. By executing and delivering this Agreement, each party hereto (other than the Borrower solely in relation to the term “Guarantor”) hereby acknowledges and agrees that it is both a Guarantor and a Grantor as such terms are used and defined in the Guarantee and Collateral Agreement (including with respect to the Incremental Tranche A Term Loans) and agrees that it will be bound thereby in accordance with the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SBA COMMUNICATIONS CORPORATION

SBA NETWORK SERVICES, LLC (f/k/a SBA NETWORK SERVICES, INC.)

SBA PUERTO RICO, INC.

SBA SENIOR FINANCE II LLC

SBA SENIOR FINANCE, LLC (f/k/a SBA SENIOR FINANCE, INC.)

SBA SITE MANAGEMENT, LLC

SBA TELECOMMUNICATIONS, INC.

SBA TOWERS III LLC

SBA TOWERS II LLC

SBA TOWERS, LLC (f/k/a SBA TOWERS, INC.)

SBA LAND, LLC (f/k/a TCO LAND LLC)

By:	/s/ Brendan T. Cavanagh
Name: Brendan T. Cavanagh Title: Senior Vice President and Chief Financial Officer

[Signature Page to Acknowledgement and Confirmation]

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent

By:	/s/ Bebi Yasin
Name: Bebi Yasin Title: Authorized Signatory

[Signature Page to Acknowledgement and Confirmation]